Exhibit 10.7

Ackrell SPAC Partners I Co.

2093 Philadelphia Pike #1968

Claymont, DE 19703

[_____], 2020

ACVT I, LLC

2093 Philadelphia Pike #1968

Claymont, DE 19703

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of Ackrell SPAC Partners I Co.’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), ACVT I, LLC shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 2093 Philadelphia Pike #1968, Claymont, DE 19703 (or any successor location). In exchange therefore, the Company shall pay ACVT I, LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. ACVT I, LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

Ackrell SPAC Partners I Co.

By:
	Name:	Michael K. Ackrell
	Title:	Chief Executive Officer

AGREED TO AND ACCEPTED BY:

ACVT I, LLC

By:
Name: Michael K. Ackrell
Title: Authorized Person

[Signature Page to Administrative Services Agreement]